UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 27, 2018

AGEAGLE AERIAL SYSTEMS INC.

(Exact name of registrant as specified in charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

117 S. 4th Street
Neodesha, Kansas	66757
(Address of Principal Executive Offices)	(Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2018, AgEagle Aerial Systems Inc. (the “Company”) entered into Securities Purchase Agreement (the “Agreement”) with an institutional investor (the “Purchaser”). Pursuant to the terms of the Agreement, the Board of Directors of the Company (the “Board”) designated a new series of preferred stock, the Series D Preferred Stock, which is non-convertible and provides for an 8% annual dividend and is subject to optional redemption by the Company (the “Preferred Stock”). The Company issued 2,000 shares of Preferred Stock and a warrant (the “Warrant”) to purchase 3,703,703 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for $2,000,000 in gross proceeds. The shares of Common Stock underling the Warrant are referred to as the “Warrant Shares”. The Company also entered into a registration rights agreement (the “Registration Rights Agreement”) granting registration rights to the Purchaser with respect to the Warrant Shares.

The Agreement provides that upon a subsequent financing or financings with net proceeds of at least $500,000, the Company must exercise its optional redemption of the Preferred Stock (as more fully described below in Item 5.03) and apply any and all net proceeds from such financing(s) to the redemption in full of the Preferred Stock.

Warrants

The Warrant is exercisable for a period of five years through December 26, 2023, at an exercise price equal to $0.54 per share, and is subject to customary adjustments for stock splits dividend, rights offerings, pro rata distributions and fundamental transactions. In addition, in the event the Company undertakes a subsequent equity financing or financings at an effective price per share that is less than $0.54, the exercise price of the Warrant shall be reduced to the lower price.

The Warrant provides that the Warrant holder shall have a “Beneficial Ownership Limitation” equal to 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Warrant holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation, as provided for in the Warrant.

Registration Rights

Pursuant to the terms of the Registration Rights Agreement, the Company shall file an initial registration statement registering the Warrant Shares no later than the 20th calendar day following the required filing date of the Company’s Annual Report on Form 10-K for the year ending December 31, 2018 (the “Filing Date”) and, with respect to any additional registration statements, the earliest practical date on which the Company is permitted by SEC Guidance to file such additional registration statement related to such registrable securities. The Company shall have the registration statement declared effective with the Securities and Exchange Commission (the “Commission”) no later than the 90th calendar day following the Filing Date or, in the event of a “full review” by the Commission, the 120th calendar day following the Filing Date. There are no penalties for failure to file or be declared effective by the dates set forth above.

Item 3.02 Sales of Unregistered Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02. The equity securities sold pursuant to the Agreement were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 24, 2018, the Board, pursuant to its authority to designate blank check preferred stock, approved the designation of 2,000 shares of Preferred Stock with a stated value of $1,000 per share. The Certificate of Designation for the Preferred Stock (the “Certificate of Designation”) was filed with the Secretary of State of the State of Nevada on December 26, 2018. The Preferred Stock is non-convertible, provides for an 8% annual dividend payable semi-annually and has liquidation rights senior to the Common Stock, but pari passu with the Company’s Series C Preferred Stock. The Preferred Stock has no voting rights, except that the Company shall not undertake certain corporate actions as set forth in the Certificate of Designation that would materially impact the holders of Preferred Stock without their consent.

The Preferred Stock is subject to optional redemption by the Company at 115% of the stated value of the Preferred Stock outstanding at the time of such redemption, plus any accrued but unpaid dividends and all liquidated damages or other amounts due. Any such optional redemption may only be exercised after giving notice and upon satisfaction of certain equity conditions set forth in the Certificate of Designation, including (i) all dividends, liquidated damages and other amounts have been paid; (ii) there is an effective registration statement covering the Warrant Shares, or the Warrant Shares can be exercised through a cashless exercise without restriction under Rule 144, (iii) the Warrant Shares are listed on an exchange, (iv) the holder is not in possession of material, non-public information, (v) there is a sufficient number of authorized shares for issuance of all Warrant Shares, and (vi) for each trading day in a period of 20 consecutive trading days prior to the redemption date, the daily trading volume for the Common Stock on the principal trading market exceeds $200,000 per trading day.

The foregoing descriptions of the Certificate of Designation, the Warrant, the Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of such agreements which are attached to this Current Report on Form 8-K as Exhibits 3.1, 4.1, 10.1 and 10.2, respectively, and are incorporated herein by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
3.1	Certificate of Designation of Series D Preferred Stock filed December 26, 2018
4.1	Warrant dated December 27, 2018
10.1	Securities Purchase Agreement dated December 27, 2018
10.2	Registration Rights Agreement dated December 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 28, 2018
AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Nicole Fernandez-McGovern
	Name:	Nicole Fernandez-McGovern
	Title:	Chief Financial Officer

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